united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund
Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi-Annual Report
May 31, 2017

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2017

Dear Fellow Investors:

It is our pleasure to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”). This, our second Semi-Annual Shareholder Letter, will refer to the first half of the Fund’s Fiscal Year, which covers the six months ended May 31, 2017.

In this Letter, we will touch on Fund performance, new investments made during the first half of the year, how and why such opportunities became available, and how our flexible, unconstrained investment approach has aided us in uncovering new ideas.

We were excited and honored to recently celebrate the Fund’s one-year anniversary. We thank you very much for your support, interest and continued curiosity over the past year and hopefully in the years ahead. As always, we welcome any questions or queries that you might have.

Fund Performance (as of May 31, 2017)*

			Since
Fund/Index	6-Months	1-Year	Inception**
Moerus Worldwide Value Fund - Class N	15.86%	22.81%	22.81%
Moerus Worldwide Value Fund - Institutional Class	16.01%	23.09%	23.09%
MSCI AC World Index Net (USD) ***	13.37%	17.53%	17.53%

*	Performance data quoted is historical, and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,501 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, we’d like to reiterate something that we noted in our first Shareholder Letter, and will likely continue to emphasize in future letters: the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund invests with a long-term time horizon of roughly three-to-five years or more, and to be clear, it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term.

www.moerusfunds.com

Please keep in mind that while Fund performance has compared favorably to the benchmark to date, our investment approach can and will, at times, endure periods of relative under-performance. Short-term results will fluctuate, but again, our goal is to achieve attractive risk-adjusted performance and outperform relevant benchmarks over the long term, and we hope that our investors similarly take a long-term view.

Investment Activity in the Fund: Excess and Ensuing Crisis Bring Opportunity

During the first half of the Fund’s Fiscal 2017 (six months ended May 31, 2017), we initiated three new positions in the Fund and added to many of our existing positions. These six months were active ones on the investment front, as we continued to find what we would characterize as unusually attractive opportunities to deploy the Fund’s capital (more on this later). As a result, the Fund’s cash position declined from roughly 21.3% at the end of November 2016 to around 12.9% by the end of May 2017. As of May 31, 2017, the Fund’s portfolio included 37 holdings consisting of what we believe are attractive individual investments in companies across various industries and geographies, including North America, Europe, Asia, and Latin America. We will discuss the three new positions in the Fund shortly, but first, it might be helpful to briefly touch on a topic that is related to how these and other ideas come to the forefront of our investment efforts.

In our ongoing efforts to scour the globe in search of attractive investment opportunities to potentially add to the Fund’s portfolio, one of the characteristics that we absolutely insist upon is a valuation that we view as unusually compelling. Passing only this first test (of many) is rarely, if ever, an easy task, particularly in today’s capital markets, where dollops of easy money served up by the Federal Reserve over the better part of the past decade have inflated the prices of many different asset classes, including stocks, bonds and real estate. Not surprisingly, assets and businesses, in general, do not become available at dirt cheap prices when skies are bright, the good times are rolling, and the current outlook is rosy. On the contrary, such bargain pricing is often made possible only because the assets or businesses in question are either suffering from a poor near-term outlook, or are overlooked or neglected by the market because of their complexity or some sort of stigma that acts as a repellent to analysts and investors. Examples include:

●	Companies operating in industries that are currently depressed (for example, the Energy sector at various points in recent years since crude oil prices began collapsing in mid-2014).

●	Companies associated with geographic markets which have fallen into turmoil; take, for example, the United Kingdom immediately after the Brexit vote, or more recently Brazil after its latest high profile corruption scandal ensnared President Michel Temer.

●	Company-specific events that result in a fall from grace in the market’s eyes. Perhaps management has, for example, missed analysts’ quarterly earnings estimates or slashed the company’s dividend payments – events which never curry favor with short-term investors.

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Whatever the specific case may be, the cut-rate pricing that we require in order to invest in a business often brings near-term uncertainty, turmoil, or stigma along with it. And while it may seem counterintuitive to day traders, momentum investors and other shorter-term players in the markets, we at Moerus actually embrace such negativity surrounding a potential investment. It is quite fine by us if our investments fail to win any popularity contests – after all, the assets wouldn’t be on sale at such discounts if they were currently in fashion and in demand. In our view, having a very low “approval rating” on Wall Street – provided that it is temporary and does not call the fundamental survivability of the business into question – often contributes to the conditions for what ultimately become the most attractively priced long-term investment opportunities.

So in our experience, uncertainty, adversity and/or stigma have often accompanied some of our most attractive investment opportunities. Are there signals that sometimes point towards where such turmoil is present? As we noted earlier, pricing, for one, often provides us with a helpful guide to areas where there is currently turmoil or disruption, simply because if a company’s stock price is unusually depressed, there is typically a “reason” for it, particularly amid an otherwise buoyant broader market. But taking this a step further, are there certain phenomena that sometimes help point us toward areas of potential opportunity in the future, allowing us to research, learn and conduct our due diligence ahead of time, in search of what might be the next interesting bargain?

In short, yes. While potential ideas come from many, various sources, throughout our history areas of excess have frequently provided us with quite a bit of food for thought, often resulting in some of our most interesting investment opportunities. For this reason, excesses often attract our attention, both as areas to avoid when they are in progress, and as potential sources of future opportunity in their aftermath, when we can assess the damage and sift through the rubble for possible gems.

All three new investments made in the Fund during the first half of its year – Franklin Resources, NN Group NV and UniCredit SpA – were opportunities borne out of a backdrop that has been influenced by what we see as areas of considerable excess, most notably:

●	The avalanche of investor assets into passive investment vehicles (including index funds and ETFs) and out of actively managed funds (for example, hedge funds or mutual funds).

●	The phenomenon of low, zero, and even negative interest rates, as implemented primarily by the Fed in the U.S., the ECB in Europe and the Bank of Japan.

Let’s get a bit more into these excesses that we are currently seeing in the investment world, and how they have allowed us to take advantage of what we believe are exciting longer-term opportunities for the Fund.

The Death of Active Management?

Hyperbole and eye-catching headlines in the financial press tend to get our attention because they occasionally provide a window into areas where excesses may be building, sowing the

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seeds for potential opportunities in the future. Some headlines from time to time point us to areas where bubbles may be forming – for example, the proverbial “This Time is Different” argument that has surfaced in some form near the peak of many past investor manias. At the opposite end of the spectrum, excessively negative headlines often lambaste the losers of the day in Wall Street’s never-ending popularity contest. To that latter point, one of the most frequent targets of extremely dire coverage in the financial press in recent years has been the field of active investment management.

As you probably know, active management, or the practice of picking specific stocks, bonds, and other assets with the goal of outperforming a general market index, has been under siege of late. In 2016 in the United States alone, passively managed funds – whose investments are not chosen by a portfolio manager but instead are systematically selected to match an index or specified part of the market – attracted almost $505 billion of assets. The inflows to passive products came mostly at the expense of actively managed funds, which suffered $340 billion in outflows during 20161. In a nutshell, the problem for active management centers on many actively managed funds having failed to outperform benchmark indexes in recent years. This has prompted a shift of investor assets into passive funds that are designed, at a lower cost, to virtually match their respective indexes.

Headlines such as “Is Active Management Dead?” and “Who Killed the Active Fund Manager?” – yes, those were actual titles – typify the extent of the extremely negative sentiment towards active management in recent years. The gloom and pessimism surrounding the field, in addition to the headlong stampede into passive investing that has taken place in recent years, have provided us with an interesting opportunity to invest in Franklin Resources, a high-quality company operating in what we believe is still a very, very good business, recent challenges notwithstanding. But before we dig deeper into Franklin Resources, let’s discuss active management in general.

Given our decision to launch Moerus Capital in late 2015 and then this Fund in mid-2016, it perhaps goes without saying that we strongly believe in the merits of active investing. There have been many thoughtful, well-articulated comments made and pieces written by some of the most successful, well-known investors in defense of active investing and on the limitations of passive investing. While we don’t want to reinvent the wheel by making our own case here, there are a few points that we’d like to make.

First, although it is true that many active funds have struggled to beat their benchmarks in recent years, history is replete with the cases of active managers who have compiled track records of impressive, market-beating risk-adjusted returns over the long-term. For those who maintain a long-term focus, choose their funds and managers wisely, and don’t trade in and out of the market frequently, we believe there is a real opportunity to generate risk-adjusted returns that beat the market. Remember that passive investing inherently guarantees mediocrity – returns slightly below those of the relevant index being tracked (after fees). We believe that investors can do better than that if they have a long-term approach, stick with

[1]	“Who Killed the Active Fund Manager?,” by Mark Gilbert, Bloomberg: https://www.bloomberg.com/gadfly/articles/2017-04-04/index-king-vanguard-knows-who-s-killing-active-managers

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it, and invest with high-quality managers who have demonstrated expertise in their respective métier.

On a related note, in offering their opinions on the active versus passive debate, many in the financial media have focused their attention mostly on returns, noting that many active funds have failed to beat market indices in recent years. Unfortunately, far less often have we seen an adequate discussion of risk, specifically the risks assumed by blindly investing in every company in an index – this is what investors in passive funds are essentially doing – regardless of valuations and margins of safety (or lack thereof). In our view, “passive” investing is a bit of a misnomer, in that anybody who invests in an S&P 500 index fund, for example, is actively making a decision to invest in every company in the S&P 500, and assuming whatever risks that entails. While it is true that investing in such a fund assures an investor that he or she will not materially underperform the S&P 500, it also ensures that the investor will be fully exposed to any significant declines in the index. This may be tempting for the average investor to overlook after over eight years of a generally rising stock market (as we have seen in the U.S., at least). But here are some historical facts that may give pause:

●	If you were invested in the S&P 500 at its September 1929 peak, before the stock market crash and the Great Depression that followed, you would not have seen the index return to those levels again until the middle of 1954, nearly 25 years later.

●	Investors in the NASDAQ index in March 2000, at the peak of the tech bubble before it burst, did not see the index return to those levels until mid-2015, some 15 years later.

●	Japan’s TOPIX index still, to this day, hasn’t even come close to revisiting its peak reached in December 1989, when the Japanese market was the darling of the investment world.

Source: Bloomberg

To be clear, active funds obviously would not and will not be immune to any significant declines in the broader market. However, investors in passive products will be fully exposed to any such market declines. Well managed active funds, on the other hand, offer at least the possibility of mitigating downside risk somewhat by various means, including for example, by avoiding the frothiest segments of the market, steering clear of fundamentally higher-risk investments such as highly indebted companies, and holding some cash in the absence of attractive opportunities. This potential for risk mitigation, we think, may be underappreciated by investors in the current market environment, which for example, has seen the S&P 500 return nearly 300% (including dividends) since its March 2009 low. We suspect that at some point, this attribute of active management might yet regain appreciation as investors are once again reminded that after all, trees really do not grow to the sky – and perhaps neither do the stock prices of the Facebooks and Amazons of the world.

A few other points on the subject. One of the arguments for passive investing is that the market is efficient, making it difficult for active managers to beat the index after fees. But as a passive fund becomes increasingly popular, its inflows are used to purchase securities in proportion to their respective weights in the index that the fund tracks. Larger market cap companies are typically weighted more heavily in indexes than smaller companies. Therefore, increasing flows into passive funds, in general, will systematically, blindly favor larger, more liquid companies,

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regardless of valuation and other fundamental concerns. As passive funds continue to take share from active funds, we believe that, somewhat ironically, they will make the market more inefficient, helping high-quality active managers outperform over the long term. Furthermore, between 2007 and 2016, as passive funds continued to gain in popularity, almost half of all actively managed U.S. equity funds disappeared2. As outflows have thinned the herd of active funds that search the markets for bargains, market inefficiencies may increase and the opportunities to outperform via stock picking may improve as a result of reduced competition (fewer eyes looking for deals).

Finally, the past decade has seen an unprecedented era of loose U.S. monetary policy, easy money, and ultra-low interest rates. It is our belief that with capital so easy to come by and with all of that excess liquidity flowing around looking for a home, valuations and fundamentals of specific stocks began to matter less to investors and correlations between stocks increased, creating a difficult environment for active managers to differentiate themselves enough to beat the index in the short term. We believe that this is a somewhat cyclical phenomenon, and that if the Fed eventually begins to tighten in earnest, capital will become “pickier,” enabling good long-term active managers to outperform as valuation and the fundamentals of individual businesses regain importance. In fact, correlations between stocks have already begun to decline meaningfully in recent months.

To be clear, there is certainly a secular element in the shift towards passive funds given their lower fee structure and regulations that have nudged the shift along. However, we believe that there is also a cyclical aspect to active funds’ performance relative to the broader market. In our view, if the cycle turns and an increased number of actively managed funds begin to outperform the broader market, we believe that this will slow the tide of net outflows from actively managed funds. In short, we believe that rumors of the death of active managers are exaggerated, at least with respect to those managers who offer a compelling product that generates attractive, risk-adjusted returns, after fees, over the long term. Furthermore, the ongoing shakeout of the weaker, less compelling players in the industry may very well prove healthy and beneficial for the survivors in the long run.

Franklin Resources, Inc.

Our belief in its merits notwithstanding, the pall currently cast over active management by the market has resulted in some interesting opportunities to invest in high-quality asset managers at attractive prices. During the first half of the Fund’s Fiscal 2017, we initiated a position in shares of Franklin Resources (“Franklin”), a U.S.-based, global asset manager with a current market cap of roughly $25 billion. Franklin currently manages around $740 billion in assets across several fairly well-known brands, including Franklin, Templeton, Mutual Series, and Fiduciary Trust.

Over the last few years, like most of its competitors, Franklin has been stung by the industry-wide shift towards passive management. But even in these very challenging times and despite experiencing significant outflows, we believe that Franklin’s business remains very attractive.

[2]	“Who Killed the Active Fund Manager?,” by Mark Gilbert, Bloomberg, 4/4/2017: https://www.bloomberg.com/gadfly/articles/2017-04-04/index-king-vanguard-knows-who-s-killing-active-managers

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As evidence of this, in its Fiscal 2016 the company managed to register a healthy 36% operating margin and generated net earnings and free cash flow of $1.7 billion and $1.6 billion, respectively. The shift to passive strategies has been more pronounced for Franklin than for competitors in recent years because Franklin’s large global bond and income funds experienced poor relative performance in 2015 and in the first part of 2016. However, these funds have rebounded strongly over the past year, and continue to boast impressive long-term track records. In fact, based on Assets Under Management (AUM), 71% of Franklin’s mutual funds are in their top-two peer group quartiles over the past five years and 81% are in the top-two quartiles over the past ten years. Such solid long-term investment performance should position Franklin well as more poorly performing active managers get called to account in the aforementioned shakeout.

Franklin’s rock-solid balance sheet, including net cash and investments of about $10 billion (as of March 31, 2017), or roughly 40% of its current market cap, provides the company with a significant cushion to protect against adversity and offers management the flexibility to pursue interesting strategic options. The current turmoil in the industry has enabled us to invest in a prolific cash flow generator like Franklin at what we believe is an attractive valuation; stripping out the company’s cash, the business currently trades at around 9 times earnings, 6 times EBITDA, and only 2% of AUM.

Of particular interest to us is our view that the current valuation appears to ascribe only minimal value to the company’s huge portfolio of cash and investments. There are several ways that Franklin can potentially unlock this value. The company could, for example, make acquisitions of smaller asset managers, which may generate a higher return than what it’s currently earning on its cash. Alternatively, if Franklin is willing to repatriate some of its cash held overseas, we estimate that the company could either conduct a large share repurchase of up to around 22-23% of outstanding shares, or pay a special dividend of around $10 per share. Note that we don’t view these as “blue sky” type estimates; in fact, we estimate that Franklin could potentially do either while still maintaining a net cash balance sheet and without using more than $3 billion of its seed investments in its sponsored investment products.

A very strong balance sheet is not always a panacea, particularly for companies which choose to rest on their laurels rather than continue a constant drive toward shareholder value creation. But Franklin’s financial flexibility is particularly interesting given its impressive track record of both using its strong free cash flow to return cash to shareholders – including about $9 billion used to repurchase around 25% of outstanding shares over the past 10 years and another $5 billion in dividends – in addition to making sound acquisitions over the years, including Templeton, Mutual Series and Fiduciary Trust. In short, we believe that this company is cheap on an as-is basis, but it also offers the potential to either return cash to shareholders through dividends, repurchase shares at reduced prices and materially diminish its shares outstanding, or spur future growth by acquiring other asset managers that are suffering from industry headwinds. Either of the latter two routes offers meaningful potential to enhance per-share value for shareholders over the long-term, particularly in the event that conditions for quality active managers improve.

www.moerusfunds.com

Low/Negative Interest Rates and Squeezed Life Insurers

Another of the more obvious areas of excess that we have been watching for some time now has been the phenomenon of low-to-zero-to-negative interest rates and “Quantitative Easing,” as implemented by monetary policymakers in the U.S., Europe, Japan, and elsewhere over an extended period. Central bankers and their advocates argue that low interest rates have been necessary to grease the wheels of the global economy that ground to a halt in the Global Financial Crisis nearly a decade ago. While drastic measures were probably necessary and helpful in enabling the financial system to continue to function during those particularly traumatic months in 2008 and 2009, the net benefits, if any, of such loose monetary policy seem much less clear today, some eight-plus years on.

In any event, we believe that abnormally low and even negative nominal interest rates are a strange pathology of our times that, if they continue to persist, could potentially result in serious unintended consequences that might prove to be very difficult, if not impossible, to comprehend without the benefit of hindsight. Many have benefited from low and negative interest rates, including borrowers such as sovereign governments, corporations and consumers, as well as the owners of many financial assets (stocks and bonds) and real estate. Other groups, however, have been hurt by low interest rates. Savers, for example, who rely on interest income have been hurt for obvious reasons. Those who do not own property or a great deal of financial assets have been squeezed as well, particularly as rents have increased and affordability in various housing markets has deteriorated. Banks have been one of the most often mentioned “victims” of low and negative interest rates, as their net interest margins, and resulting profits, have been squeezed as a result.

Life insurance companies make up yet another group that has suffered in recent years due, in part, to low interest rates. When the European Central Bank slashed its base rate to zero in March 2016, Oliver Bäte, the head of Allianz (Europe’s largest insurer) called it “a catastrophe3.” Why? Consider life insurance policies that were written back in the 1980s and 1990s, some of which guaranteed policyholders minimum annual returns of 3%, 4% or more. Older-vintage assets that life insurance companies have been holding on their balance sheets for decades, which have been paying much higher interest rates than what is currently prevailing in the market, eventually mature and begin to roll off of insurers’ investment portfolios. As a result, life insurers are increasingly left trying to figure out how to reinvest these proceeds into new bonds available in the current market, in which low and even negative interest rates prevail, and yet still meet the guaranteed return requirements that they committed to years ago. Therein lies the problem – or at least one of the main problems. In addition to low interest rates, other issues currently plaguing the European life insurance industry in general include increasingly restrictive regulatory and capital requirements, the need for dilutive capital raises, weak investment performance and subpar underwriting.

As a result of these challenges, the common stocks of many life insurance companies have traded down to increasingly interesting levels in recent years, with some trading well below book value. Naturally, this turbulence caught our eye and we took a closer look. After looking at one of its competitors that we ultimately passed on due to what we viewed as thin capital ratios,

[3]	“Insurers Hit By Zero Interest Rates,” Handelsblatt Global, 3/14/2016: https://global.handelsblatt.com/finance/insurers-hit-by-zero-interest-rates-469580

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somewhat dubious corporate governance and its relatively risky investment portfolio, we learned about NN Group NV and eventually initiated a position in the Fund during the first half of Fiscal 2017.

NN Group NV

NN Group is a leading Dutch life insurer with strong businesses in European insurance, asset management and in Japanese Insurance. The company, whose history dates back to 1845, was previously a subsidiary of ING Group. We were initially attracted to the company’s robust capital levels, including a Solvency II capital ratio of 238% (as of March 31, 2017). This is more than double the 100% regulatory requirement, which represents the capital needed to absorb an estimated 1-in-200 year loss. This robust capital position – again, in an otherwise troubled field – recently enabled NN Group to opportunistically acquire Delta Lloyd, a Dutch competitor whose thinly capitalized balance sheet forced it to consider strategic alternatives. NN Group was able to purchase Delta Lloyd at a nearly 60% discount to where the stock traded two years ago and a 35% discount to book value. We believe this transaction offers significant strategic benefits and synergies, and seems likely to be quite accretive to earnings.

Even with NN Group’s strong financial position and recent opportunistic acquisition of Delta Lloyd, we believe the stock’s valuation is unusually attractive, at only 47% of reported book value, 8 times earnings, and a 20% discount to our conservative Net Asset Value estimate, which uses the company’s reported Solvency II disclosure to mark its liabilities to market. We believe that at such a depressed valuation, NN Group represents a very interesting long-term opportunity for the Fund, with additional upside potential if interest rates eventually reverse course and increase.

UniCredit SpA and the Italian Banking Sector

UniCredit SpA is a leading pan-European bank that is based in Italy, where it is the second largest bank operating in the country. The intriguing opportunity that we believe UniCredit currently represents is ultimately the result of not one, but a number of excesses on various levels. Yes, one of the factors contributing to the entire Italian banking sector’s current predicament is the same ultra-low interest rate environment that has laid low the life insurance industry. Low rates have pressured the net interest margins earned by Italian banks, exacerbating the already low/negative returns on equity that many of them had been earning. However, a more important issue for Italian banks has been the fallout from the European Sovereign Crisis (and its periodic flare-ups), and lack of adequate balance sheet quality across many companies in the space.

The excessive spending of many peripheral European governments, which had been essentially living beyond their means for years, in addition to a bevy of embedded inefficiencies within their economies that had been somewhat masked by the governments’ largesse, eventually led to the Sovereign Debt Crisis which, in turn, resulted in various austerity measures that have stifled many of these economies for the past several years. The Italian economy has been among the hardest hit, enduring a double-dip recession and roughly a decade-plus of stagnation. These macro headwinds exacerbated what had been generally very poor loan underwriting over the

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years by many Italian banks, resulting in the massive non-performing loan (NPL) issue that currently afflicts much of the industry. One final area of excess to note is within the structure of the Italian banking industry itself – Italy is far too fragmented and over-banked, both in terms of number of rival banks as well as in number of bank branches, which despite some recent consolidation still outnumber pizzerias in Italy4! Not surprisingly, this industry fragmentation has further depressed profitability.

In our historical experience, many of our most interesting long-term investment opportunities have sprung up amid seemingly abysmal backdrops, and we believe the challenges facing Italian banks offer similar potential. UniCredit, like many other Italian banks, had been plagued by NPLs and inadequate capital levels for many years. To give you an idea of the magnitude of the carnage, consider that between 2007 and 2016, UniCredit common stock declined by more than 90%. However, the company has recently begun to address their issues by bringing in new management led by CEO Jean Pierre Mustier, who spent most of his career at Societe Generale. Management has moved swiftly, taking an €8 billion loan loss provision in the Fourth Quarter of 2016 to boost its loan loss reserve coverage, in addition to completing a €13 billion rights offering to significantly strengthen its financial position. Also, while other Italian banks seem unable or possibly a bit unwilling to sell off portions of their NPLs – perhaps because potential buyers are offering significantly less than the values at which they are marked on banks’ balance sheets – UniCredit has sold off chunks of its NPLs at market-clearing prices, further cleaning up its balance sheet. These recent events position the company to potentially be a prime beneficiary from further consolidation in the Italian banking industry, as many of UniCredit’s weaker competitors have been unable to raise outside capital and are in varying stages of wind down. Given its strengthened balance sheet UniCredit, indeed, may prove to be one of the players which drive consolidation going forward. Longer-term, we believe that such consolidation, in addition to a much healthier capital position, could improve the economics of UniCredit’s business materially, and the company possesses significant tax assets that could potentially be deployed to enhance after-tax profits. Despite these positive developments, the Fund was able to establish its position at a discount of about 35% to a sharply written down and more credible book value, as crisis once again brought us opportunity.

The Benefits of Unconstrained Investing: “Stuff to Do”

Having founded Moerus in late 2015 and launched the Fund in mid-2016, we occasionally stop, take a step back and look back at the journey so far. As we look back and assess what we have done on the investment side thus far, one of the things that has been somewhat noteworthy to us is quite simply that, in plain English, there has been stuff to do! This perhaps might not seem like much of a revelation since, after all, it is our job to search for and find investment opportunities that we believe are attractive – it is what we strive to do each and every day. However, a familiar refrain that we have read and heard recently from quite a few fellow investors, particularly tried-and-true value investors, was just how challenging it has been of late to find attractively valued investment opportunities in the current market environment. Many of these investors are friends of ours who have been wildly successful, have compiled

[4]	“The complicated failure of two Italian lenders,” The Economist, 7/1/2017: https://www.economist.com/news/finance-and-economics/21724401-splashing-taxpayers-money-not-pretty-it-pragmatic-complicated

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enviable long-term investment track records, and whom we hold in the highest regard. For many of them, cash levels have been building as a result of what they view as an absence of compelling investment opportunities.

Again, we found this observation interesting because as we have gradually built out the Fund’s portfolio since it was launched over a year ago, our cash levels have trickled down over time (to 12.9% as of May 31, 2017) as we have found what we believe to be exciting long-term investment opportunities. In assessing why we’ve been able to deploy capital while other notable value investors have held back somewhat, what’s intriguing is that we largely don’t disagree with their argument that valuations, in general, are challenging in numerous pockets of the investible universe. With the S&P 500 Index currently trading at a Cyclically Adjusted Price-Earnings Ratio that has only been surpassed in 1929 and in the late 1990s during the dot-com bubble, the U.S. market, in general and at a high level, is not attractively valued, particularly for cheapskates like ourselves. Similarly, we view India as a very attractive part of the world to invest in terms of having many interesting and promising businesses and it has, in fact, periodically offered us tremendous opportunities in the past; however, valuations there have also been utterly uncooperative of late. While certain pockets of the universe currently excite us (such as some European financials as previously discussed), we are sympathetic to the view that markets in general aren’t dirt cheap.

So if, very broadly speaking, we agree that numerous pockets of the global markets are not cheap enough, why have we been fairly satisfied with extent of the investment opportunity set while many other value investors have had trouble finding truly attractive stuff to do? We attribute this phenomenon to the benefits of the style and philosophy of unconstrained investing that we practice at Moerus. We are willing and able to go anywhere we see compelling risk-adjusted value. This approach provides us with what we believe is a meaningful advantage over other managers whose activities are limited by any number of factors (by choice or otherwise), including the following:

Size. Many of the other firms that we allude to have proven to be very skilled, successful investors over the years. With success comes size, as individual and institutional investors naturally want to get on board with successful managers, ultimately increasing such managers’ Assets Under Management (AUM). Unfortunately, the drawback of increasing size for managers is that it eventually pushes up the size of the individual investment opportunities that they could potentially select. To wit, for an investment strategy with $10 billion in AUM to build a 2.5% position in a new idea – the level at which we think an investment would represent a reasonably meaningful position in a given portfolio – it would require a $250 million investment in that single security. Such an investment would result in the strategy needing to own 25% of any company with a market cap of $1 billion, 12.5% of a $2 billion market cap company, 5% of a $5 billion market cap company, and so on. For larger strategies with AUM of $20 billion, $30 billion or more, the extent of the problem is magnified as size increasingly forges an anchor. Why could this be a problem?

Generally speaking, owning such large percentages of a given company could be problematic and disadvantageous for an investment strategy because it is not always easy to buy and sell shares without adversely influencing the share price of the stock that it is trying to buy or sell. When a manager is buying such a large percentage of a company’s stock, he or she is likely to drive the price up because the strategy’s “demand” for the stock is such a large chunk of the

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stock’s overall “supply.” The opposite effect is likely when trying to sell such a holding, driving down the stock price and the ultimate proceeds that a strategy’s portfolios will generate for its investors. Other factors can also make owning such a large percentage of a company problematic, including regulatory restrictions and requirements that vary by market. As a result, many managers of very large strategies eschew investments in smaller and mid-sized companies; in effect, their available opportunity set is much smaller because of size-related restrictions. This can prove especially challenging for large value managers in times like the present, where the stampede of cash flowing into index funds and other passive products has, as noted earlier, disproportionately flowed into larger cap companies, pushing up their valuations.

At Moerus, we have the advantage of being free from such size-related constraints, and as a result we can look into nooks and crannies of the market that others simply can’t. Of course, Moerus and the Fund are still in their early days and you’re probably not surprised that size is not a current constraint. But even longer term, we do not intend to grow to an AUM level that would restrict the universe of potential investment opportunities that is available to us. Perhaps we may be accused of having relatively modest ambitions in a business sense, but so be it. We believe that our unconstrained approach provides us with a key advantage in our efforts to achieve our goal of attractive risk-adjusted returns over the long-term for ourselves and our fellow investors. For that reason, we are very mindful of avoiding the restrictions that come with size.

Geography. Some areas of the world that are perceived to be challenging places to invest by many investors have historically offered us some of our best opportunities over the years. Having the mindset and ability to look in places that other investors avoid quite literally opens up a world of opportunities that are much less picked over than some of the conventional, more “crowded rooms.” This may result in our Fund having a geographic breakdown of assets that may, at times, seem unusual to conventional investors, but it will also reflect wherever we are seeing what we believe are the best opportunities at that point in time. For example, as of May 31, 2017, 9.1% of the Fund’s assets is invested in Colombia. This may strike many investors as odd, but it isn’t to us – we have been investing in Colombia since the early 2000s, and some of our most successful past investments have originated from there. We are highly confident that the investment that the Fund made in Almacenes Exito S.A., the largest retailer in all of South America (which we highlighted in our prior Shareholder Letter), would not have been priced nearly as cheaply if the company happened to be based in the U.S., Europe, or even in Mexico – instead of Colombia. Neither would our investment in Organizacion Terpel S.A., the dominant fuel distributor with over 40% market share in Colombia – a market that offers exciting demographics and secular drivers of potential long-term growth, including a young, growing population, very low penetration of car ownership relative to its closest neighbors, and a massive infrastructure plan in progress to expand and upgrade the country’s road network. Our willingness and experience in combing through markets that other investors tend to avoid further expands our universe and the potential to uncover bargains others don’t see.

The Pursuit of “Quality.” As we look at the investing world, one of the things that we’ve noticed over the past several years has been that one of the big drivers of investment opportunities, perhaps increasingly so, for many investors, has been the pursuit of quality.

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What is quality? Obviously it means different things to different people, but as broadly recognized by many investors, quality often tends to include businesses that consistently generate strong income statement-based statistics or other metrics – high Returns on Capital, for example – and/or strong competitive positions (“moats” as made popular by Warren Buffett), franchise value, quality brands, etc. Investing in so-defined high-quality companies has served many investors quite well in recent years. However, this success also means that such stocks, in general, have, to our eye, gotten much more expensive in recent years. Hence for many value investors who adhere to their chosen discipline on valuation, opportunities to invest in high-quality companies at bargain prices may very well be coming fewer and farther between in recent years.

Our approach to investing, on the other hand, requires what we see as unusually low-priced investments. Cheapness (in terms of an attractive valuation) is one of our most important investment criteria, alongside what we view as adequate safety of capital. By unlinking ourselves from a requirement to invest in high quality companies (as previously, broadly defined), we are able to benefit from a larger universe of potential investments than other investors with such a restriction. To be clear, we do not have anything against moats, brand names, or other attributes of high quality companies. In fact, we love opportunities to invest in them. We just don’t like paying up for them. Further, we believe that not restricting ourselves to companies perceived as high quality today enables the Fund to potentially benefit from some high quality companies of tomorrow – situations in which the economics of a business’ recent past and present could improve materially in time, given changes in industry structure, corporate/asset structure, management, et al. And tomorrow’s high quality companies, if shunned and if the potential for improving circumstances are not fully appreciated by Wall Street, are often priced more cheaply than today’s high quality companies. We believe that by not limiting our investments to what is currently broadly perceived as quality, we enable the portfolio to potentially benefit from such transformations.

In summary, while the market in general has not been very cooperative, we have nevertheless found ample opportunities to deploy the Fund’s capital into what we believe are attractively valued investments. Moerus’ unconstrained approach to value investing means that there is always something, somewhere to learn about, study, investigate and often invest in, provided the price is right. We look forward to the continued pursuit of potentially lucrative investment opportunities, whenever and wherever they may appear.

As always, many thanks again for your continued support, interest, and curiosity. We look forward to writing you again later after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney

Portfolio Manager

© 2017 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but

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not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figure reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2017
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2017, compared to its benchmark:

			Since Inception** -
Fund/Index	Six-Months	One Year	May 31, 2017
Moerus Worldwide Value Fund - Class N	15.86%	22.81%	22.81%
Moerus Worldwide Value Fund - Institutional Class	16.01%	23.09%	23.09%
MSCI AC World Index Net (USD) ***	13.37%	17.53%	17.53%

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,468 consituents, the index covers approximately 85% of the global investable equity opportunity set.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Fund Review - (Unaudited)
May 31, 2017
Moerus Worldwide Value Fund

TOP 10 HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF MAY 31, 2017	% OF NET ASSETS
Real Estate	7.7%
Investment Companies	7.4%
Banks	6.0%
Precious Metal Mining	5.7%
Security & Commodity Exchanges	5.3%
Base Metals	4.6%
Textile & Textile Products	4.4%
Oil & Gas Services	3.6%
Airlines	3.2%
Food & Drug Stores	3.2%
Other, Cash and Cash Equivalents	48.9%
TOTAL	100.0%

COUNTRIES DIVERSIFICATION OF ASSETS	% OF NET ASSETS
United States	24.0%
Canada	21.6%
Colombia	9.1%
Singapore	8.0%
Britain	7.0%
Italy	6.0%
Greece	4.7%
Hong Kong	3.9%
Panama	3.2%
Uruguay	3.1%
Netherlands	2.9%
Bermuda	2.7%
Brazil	2.5%
Norway	2.0%
TOTAL	100.7%
Other Assets Less Liabilities - Net	(0.7)%
GRAND TOTAL	100.0%

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2017

Shares		Value
	COMMON STOCK - 87.8%
	AGRICULTURAL CHEMICALS - 2.3%
38,934	Potash Corp. of Saskatchewan, Inc.	$643,190

	AIRLINES - 3.2%
7,915	Copa Holdings SA	894,712

	BANKS - 6.0%
86,499	Mediobanca SpA	820,942
49,494	UniCredit SpA *	866,564
		1,687,506
	BASE METALS - 4.6%
69,075	Cameco Corp.	636,695
123,123	Lundin Mining Corp.	678,193
		1,314,888
	DIVERSIFIED BANKS - 2.6%
78,517	Standard Chartered PLC *	741,865

	EXPLORATION & PRODUCTION - 1.8%
212,311	Gran Tierra Energy, Inc. *	498,279

	FLOW CONTROL EQUIPMENT - 2.3%
15,793	Colfax Corp. *	640,564

	FOOD & DRUG STORES - 3.2%
170,039	Almacenes Exito SA	906,380

	HOMEBUILDERS - 0.7%
17,624	Melcor Developments Ltd.	208,508

	HOUSEHOLD PRODUCTS - 3.0%
44,719	HRG Group, Inc. *	848,319

	INVESTMENT COMPANIES - 7.4%
15,481	Aker ASA	571,641
29,132	Leucadia National Corp.	710,530
331,385	The Westaim Corp. *	816,993
		2,099,164
	INVESTMENT MANAGEMENT - 1.9%
13,231	Franklin Resources, Inc.	552,923

	LIFE INSURANCE - 2.8%
22,661	NN Group NV	815,434

	LODGING - 2.3%
55,000	Guoco Group Ltd.	640,877

	MINING SERVICES - 1.4%
71,635	Major Drilling Group International, Inc. *	400,948

	OIL & GAS SERVICES - 3.6%
41,619	Enerflex Ltd.	528,441
34,611	Pason Systems, Inc.	499,678
		1,028,119

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2017

Shares		Value
	PRECIOUS METAL MINING - 5.7%
64,366	Lundin Gold, Inc. *	$292,594
151,432	Osisko Mining, Inc. *	538,146
5,036	Royal Gold, Inc.	404,995
19,013	Wheaton Precious Metals Corp.	389,957
		1,625,692
	PRIVATE EQUITY - 2.8%
373,800	GP Investments Ltd. - BDR *	780,383

	REAL ESTATE - 7.7%
382,400	Global Logistic Properties Ltd.	801,619
274,000	Sino Land Co. Ltd.	476,800
518,400	Straits Trading Co. Ltd.	906,844
		2,185,263
	REFINING & MARKETING - 2.9%
194,962	Organizacion Terpel SA	812,440

	REIT - 2.4%
69,898	Grivalia Properties REIC AE	672,033

	RESTAURANTS - 3.1%
101,606	Arcos Dorados Holdings, Inc. *	873,812

	SECURITY & COMMODITY EXCHANGES - 5.3%
101,425,817	Bolsa de Valores de Colombia	846,706
111,959	Hellenic Exchanges - Athens Stock Exchange SA	659,705
		1,506,411
	TELECOM CARRIERS - 2.5%
49,875	Telefonica Brasil SA - ADR	713,711

	TEXTILE & TEXTILE PRODUCTS - 4.4%
1,296,844	Coats Group PLC	1,247,250

	TRANSPORT SUPPORT SERVICES - 1.9%
1,350,100	Hutchison Port Holdings Trust	546,791

	TOTAL COMMON STOCK (Cost - $23,285,987)	24,885,462

	SHORT-TERM INVESTMENTS - 12.9%
	MONEY MARKET FUND - 12.9%
3,645,581	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, 0.62% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,645,581)	3,645,581

	TOTAL INVESTMENTS - 100.7% (Cost - $26,931,568) (a)	$28,531,043
	OTHER ASSETS LESS LIABILITIES - NET - (0.7)%	(186,643)
	NET ASSETS - 100.0%	$28,344,400

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIC	Real Estate Investment Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; Interest rate reflects seven-day effective yield on May 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $26,947,930 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,791,089
Unrealized depreciation:	(207,976)
Net unrealized appreciation:	$1,583,113

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2017

ASSETS
Investment securities:
Securities at Cost	$26,931,568
Securities at Value	$28,531,043
Cash	66
Foreign cash (cost $1,332)	8,267
Receivable for Fund shares sold	326,055
Dividends and interest receivable	53,154
Prepaid expenses and other assets	23,183
Deferred offering costs	7,500
TOTAL ASSETS	28,949,268

LIABILITIES
Fund shares repurchased	1,235
Payable for securities purchased	539,200
Investment advisory fees payable	15,482
Payable to related parties	12,481
Distribution (12b-1) fees payable	119
Accrued expenses and other liabilities	36,351
TOTAL LIABILITIES	604,868
NET ASSETS	$28,344,400

Net Assets Consist Of:
Paid in capital	$26,707,090
Accumulated undistributed net investment income	60,447
Accumulated net realized loss from investments and currency contracts	(23,063)
Net unrealized appreciation on investments and foreign currency translations	1,599,926
NET ASSETS	$28,344,400

Net Asset Value Per Share:
Class N Shares:
Net Assets	$682,200
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	55,789
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$12.23

Institutional Class Shares:
Net Assets	$27,662,200
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,258,212
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$12.25

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For Six Months Ended May 31, 2017

INVESTMENT INCOME
Dividends (net of $16,458 foreign withholding taxes)	$168,683
Interest	5,806
TOTAL INVESTMENT INCOME	174,489

EXPENSES
Investment advisory fees	63,003
Custodian fees	21,052
Transfer agent fees	20,209
Administrative services fees	19,307
Accounting services fees	16,409
Registration fees	11,805
Audit fees	11,110
Trustees’ fees and expenses	10,524
Compliance officer fees	9,628
Offering costs	7,500
Legal fees	5,253
Shareholder reporting expenses	4,540
Distribution (12b-1) fees:
Class N	514
Other expenses	2,681
TOTAL EXPENSES	203,535
Fees waived and expenses reimbursed by Advisor	(109,238)
NET EXPENSES	94,297

NET INVESTMENT INCOME	80,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Foreign currency transactions	(13,280)
Net change in unrealized appreciation (depreciation) on:
Investments	1,460,221
Foreign currency translations	617

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,447,558

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,527,750

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2017	November 30, 2016 (1)
	(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$80,192	$(1,174)
Net realized loss from investments and foreign currency transactions	(13,280)	(4,752)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,460,838	139,088
Net increase in net assets resulting from operations	1,527,750	133,162

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class N	(838)	—
Class INST	(22,764)	—
Net decrease in net assets from distributions to shareholders	(23,602)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	560,970	172,449
Institutional Class	21,610,179	4,442,179
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	838	—
Institutional Class	22,263	—
Redemption fee proceeds:
Class N	—	8
Payments for shares redeemed:
Class N	(96,269)	(5,512)
Institutional Class	(15)	—
Net increase in net assets from shares of beneficial interest	22,097,966	4,609,124

TOTAL INCREASE IN NET ASSETS	23,602,114	4,742,286

NET ASSETS
Beginning of Period	4,742,286	—
End of Period *	$28,344,400	$4,742,286
* Includes accumulated net investment income of:	$60,447	$3,857

SHARE ACTIVITY
Class N:
Shares Sold	47,744	16,525
Shares Reinvested	77	—
Shares Redeemed	(8,030)	(527)
Net increase in shares of beneficial interest outstanding	39,791	15,998
Institutional Class:
Shares Sold	1,825,111	431,056
Shares Reinvested	2,046	—
Shares Redeemed	(1)	—
Net increase in shares of beneficial interest outstanding	1,827,156	431,056

(1)	The Moerus Worldwide Value Fund commenced operations on May 31, 2016.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N
	For the	For the
	Six Months Ended	Period Ended
	May 31,	November 30,
	2017	2016 *
	(Unaudited)
Net asset value, beginning of period	$10.60	$10.00

Activity from investment operations:
Net investment income (1)	0.04	0.00 (2)
Net realized and unrealized gain on investments	1.63	0.60
Total from investment operations	1.67	0.60

Paid-in-capital from redemption fees	—	0.00 (2)

Less distributions from:
Net investment income	(0.04)	—

Net asset value, end of period	$12.23	$10.60

Total return (3,4)	15.86%	6.00%

Net assets, end of period (000s)	$682	$170

Ratio of gross expenses to average net assets (5,6)	3.67%	9.21%

Ratio of net expenses to average net assets (6)	1.65%	1.65%

Ratio of net investment income to average net assets (6)	0.64%	0.05%

Portfolio Turnover Rate (4)	0%	6%

*	Moerus Worldwide Value Fund commenced operations of May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class
	For the	For the
	Six Months Ended	Period Ended
	May 31,	November 30,
	2017	2016*
	(Unaudited)
Net asset value, beginning of period	$10.61	$10.00

Activity from investment operations:
Net investment income (loss) (1)	0.07	(0.00	) (2)
Net realized and unrealized gain on investments	1.62	0.61
Total from investment operations	1.69	0.61

Less distributions from:
Net investment income	(0.05)	—

Net asset value, end of period	$12.25	$10.61

Total return (3,4)	16.01%	6.10%

Net assets, end of period (000s)	$27,662	$4,573

Ratio of gross expenses to average net assets (5,6)	3.02%	10.22%

Ratio of net expenses to average net assets (6)	1.40%	1.40%

Ratio of net investment income (loss) to average net assets (6)	1.22%	(0.08)%

Portfolio Turnover Rate (4)	0%	6%

*	Moerus Worldwide Value Fund commenced operations of May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2017

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2017

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2017 for the Fund’s assets measured at fair value:

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2017

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$24,885,462	$—	$—	$24,885,462
Money Market Fund	3,645,581	—	—	3,645,581
Total	$28,531,043	$—	$—	$28,531,043

There were no transfers between any level during the period ended May 31, 2017.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investments securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2017

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s November 30, 2016 tax return and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Offering Costs – Remaining offering costs incurred by the Fund of $15,000 were treated as deferred charges of which $7,500 are being amortized over a 6 month period through May 31, 2017, using the straight line method. The remaining unamortized $7,500 as of May 31, 2017 will be amortized over the next six months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $19,702,286 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2017, the Fund incurred $63,003 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2017, the Adviser waived fees and reimbursed expenses in the amount of $109,238.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2017

may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2016 will expire on November 30 of the following years:

November 30, 2019
Moerus Worldwide Value Fund	$139,247

Foreside Fund Services, LLC, (the “Distributor”) is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the period ended May 31, 2017, the Fund incurred $514 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2017, Charles Schwab & Co, Inc. held approximately 61% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the six months ended May 31, 2017, Class N did not assess any redemption fees.

7.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL.

There were no distributions for period ended November 30, 2016.

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
May 31, 2017

Undistributed		Unrealized	Total
Ordinary	Capital Loss	Appreciation/	Accumulated
Income	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$14,914	$(4,478)	$122,726	$133,162

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income/(loss) and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open forward foreign currency contracts and passive foreign investment companies.

At November 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Total
$4,478	$4,478

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains/(losses), and adjustments for passive foreign investment companies, resulted in reclassification for the period ended November 30, 2016 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$5,031	$(5,031)

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2017

Moerus Capital Management, LLC (Adviser to Moerus Worldwide Value Fund)

In connection with a Regular Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust IV (the “Trust”), held on April 20, 2016, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to the Moerus Worldwide Value Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Moerus Capital’s personnel have extensive experience managing portfolios employing a substantially similar strategy. They noted specifically that the CIO of Moerus Capital has over 20 years of experience in this setting. The Trustees discussed Moerus Capital’s procedures for implementing the portfolio strategy noting the depth of research the firm will conduct in determining how to position the portfolio. The Trustees further noted that the Moerus Capital had retained the services of a third party to aid the efforts of the CCO in administering its compliance program. The Trustees also noted favorably the degree to which Moerus Capital’s compliance program has been automated, as well as the degree to which Moerus Capital had worked with Trust’s CCO to enhance its compliance program. The Trustees acknowledged that the Trust’s CCO indicated that Moerus Capital’s compliance program is reasonably designed to ensure the Fund’s compliance with the trading restrictions set forth in the prospectus and SAI as well as applicable securities laws. The Trustees noted that Moerus Capital reported no litigation or regulatory actions against it or its affiliates. The Trustees concluded that Moerus Capital has the potential to deliver a quality of service in line with the Board’s expectations.

Performance. The Trustees reviewed performance information for two funds (the “Value Funds”) previously managed by Moerus Capital’s CIO, proposed portfolio manager to the Fund, which employ investment strategies substantially similar to that of the Fund. The Trustees acknowledged that the performance information reported for the Value Funds are indicative of the likely performance that would have been experienced had assets been invested under the Fund’s strategy for the same periods due to the substantial similarities between the investment strategies of the Value Funds. The Trustees also acknowledged that Moerus Capital’s CIO managed the Value Funds as part of a management team for a period of approximately two years leading up to 2014, so performance figures for that period cannot be attributed solely to his investment discretion. The Trustees reviewed the performance of the Value Funds over the one year, five year, ten year, and since inception periods ending in 2014, as compared to the MSCI AC World ex US index (the “Index”). The Trustees noted that the Value Funds had outperformed the index for some periods but had also underperformed the index for some periods. The Trustees determined that the performance of the Value Funds had been reasonable and is likely a favorable indication of Moerus Capital’s potential to generate positive returns for shareholders.

Fees and Expenses. The Trustees noted that Moerus Capital proposed to charge a management fee of 0.95%. They further noted that the proposed fee is lower than the 1.03% average fee charged by funds in the advisor selected peer group, but higher than the 0.76% average management fee for funds in the Morningstar US OE World Stock category. The Trustees acknowledged the representations of Moerus Capital that the proposed management fee is within the range of fees charged by the funds in the Morningstar category, though higher than the average of the category. The Trustees further acknowledged that the portfolio strategies of the funds within the Morningstar

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2017

Category differ significantly from that of the Fund, and that effective implementation of the Fund’s portfolio strategy will require more intensive research and analysis. After further discussion, the Trustees concluded that the advisory fee is reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Moerus Capital and considered whether Moerus Capital anticipated realizing a reasonable level of profit in connection with its relationship with the Fund. They noted that Moerus Capital expects to realize a net loss in connection with its relationship with the Fund during the first two years of operations. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability was not an issue at this time.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Board as the Fund’s asset size grows. The Trustees acknowledged reasonable profits are necessary for Moerus Capital to continue to invest in the personnel and infrastructure necessary to effectively manage the Fund as it grows and, therefore, break points should not be revisited until after launch and as the Fund’s size materially increases.

Conclusion. Having requested and received such information from Moerus Capital as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the advisory agreement is in the best interests of the Fund and its future shareholders.

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2017

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/16	5/31/17	Ratio	12/1/16-5/31/17
Actual*
Class N	$1,000.00	$1,158.60	1.65%	$8.88
Institutional Class	$1,000.00	$1,160.10	1.40%	$7.54
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.70	1.65%	$8.30
Institutional Class	$1,000.00	$1,017.95	1.40%	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/2/17